Biological Assets	12 Months Ended
Jul. 31, 2022
Disclosure of detailed information about biological assets [abstract]
Biological Assets

10. Biological Assets

The Company's biological assets consist of cannabis plants throughout the growth cycle, from mother plants to plants in propagation, vegetative and flowering stages. The changes in the carrying value of biological assets are as follows:

For the years ended	July 31, 2022	July 31, 2021
	$	$
Balance, beginning of year	14,284	7,571
Acquired on business combination	8,352	8,892
Production costs capitalized	62,489	36,156
Net increase in fair value due to biological transformation and estimates	59,665	51,499
Harvested cannabis transferred to inventory	(119,432)	(89,834)
Disposal of biological assets	(3,086)	-
Derecognized on loss of control of subsidiary (Note 15)	(6,366)	-
Balance, end of year	15,906	14,284

The valuation of biological assets is based on an income approach (Level 3) in which the fair value at the point of harvesting is estimated based on selling prices less the costs to sell. For in process biological assets (growing plants), the fair value at the point of harvest is adjusted based on the stage of growth at period-end. Harvested cannabis is transferred from biological assets at their fair value at harvest. During the year ended July 31, 2022, the Company disposed of $3,086 (July 31, 2021 - $nil) of biological assets due to the closure of a cultivation facility as well as damaged plants due to a heating issue.

The inputs and assumptions used in determining the fair value of cannabis plants are as follows:

  yield per plant;
  stage of growth percentage, estimated as age of plant from date of harvest as a percentage of total days in an average growing cycle, as applied to the estimated total fair value per gram (less fulfilment costs) to arrive at an in-process fair value for estimated biological assets to be harvested;
  selling price per gram;
  post-harvest cost (cost to complete and cost to sell) per gram; and
  destruction/wastage of plants during the harvesting and processing process.

The table below summarizes the significant inputs and assumptions used in the fair value model, their weighted average range of value and sensitivity analysis:

Significant inputs and assumptions	Input values		An increase or decrease of 5% applied to the unobservable input would result in a change to the fair value of approximately
	July 31, 2022	July 31, 2021	July 31, 2022	July 31, 2021
Weighted average selling price Derived from actual retail prices on a per product basis using the expected Flower per plant. Which is expected to approximate future selling prices and where applicable, considering strains.	$2.73 per dried gram	$3.05 per dried gram	$1,190	$746
Yield per plant Derived from historical harvest cycle results on a per strain basis, which is expected to be harvested from plants.	82-1,307 grams per plant[1]	24-116 grams per plant	$803	$460
Post-harvest cost Derived from historical costs of production activities on a per product basis.	$0.19-$0.63 per dried gram	$0.67-$0.84 per dried gram	$303	$636

 [1] Significant increase in the estimated yield per plant due to the addition of the outdoor cultivation site acquired on the Redecan acquisition on September 1, 2022 (Note 15).